Exhibit 10.24

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 3

TO THE

LICENSE AGREEMENT EFFECTIVE 04/15/2001

BETWEEN

STANFORD UNIVERSITY

AND

HISTOGENICS CORPORATION

Effective as of May 1, 2009, THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (“Stanford”), an institution of higher education having powers under the laws of the State of California, and Histogenics Corporation a Delaware company having a primary place of business at 830 Winter Street, Waltham MA 02451, agree as follows:

1.	BACKGROUND

Stanford and Histogenics are parties to a License Agreement effective April 15, 2001 (“Original Agreement”) covering Restoration of Articular Cartilage Matrix disclosed in Stanford Docket S98-181.

Stanford and Histogenics wish to amend the Original Agreement to change the date in section 2.6(A) ****.

2.	AMENDMENT

Section 2.6(A) of the Second Amendment dated January 15, 2006 shall be amended as follows:

Replace the third bullet under Section 2.6(A) to read as follows: ****

3.	OTHER TERMS

3.1	All other terms of the Original Agreement, First and Second amendments remain in full force and effect.

3.2	The parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

document in a court of law based solely on the absence of an original signature.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 in duplicate originals by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

Signature:	/s/ Katharine Ku
Name:	Katharine Ku
Title:	Director Technology Licensing
Date:	May 8, 2009

Histogenics Corporation

Signature:	/s/ F. Ken Andrew
Name:	F. Ken Andrew
Title:	CEO & President
Date:	May 6, 2009